UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 29, 2019

New Mountain Finance Corporation
(Exact name of co-registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019
(Address of principal executive offices)

Co-Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 1, 2019, New Mountain Finance Corporation (“NMFC”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Amendment”). The Amendment increased NMFC’s authorized amount of common stock, par value $0.01 per share, from 100,000,000 to 200,000,000. This summary is qualified in its entirety by reference to the Amendment filed hereto as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

NMFC held its 2019 Annual Meeting of Stockholders on March 29, 2019 and submitted three (3) matters to the vote of stockholders. A summary of the matters voted upon by the stockholders is set forth below.
Election of Directors:

Stockholders of NMFC elected two nominees for director, each to serve for a three-year term to expire at the 2022 Annual Meeting of Stockholders based on the following votes:

Name	FOR	WITHHELD	BROKER NON-VOTES
Robert A. Hamwee	35,348,204	647,917	34,558,559
Alfred F. Hurley, Jr.	29,247,932	6,748,189	34,558,559

Ratification of the Appointment of Deloitte & Touche LLP to serve as NMFC’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

Stockholders of NMFC ratified the appointment of Deloitte & Touche LLP to serve as NMFC’s independent registered public accounting firm for the fiscal year ending December 31, 2019 based on the following votes:

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
69,195,447	388,101	163,968	-

Amendment to NMFC’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock:

Stockholders of NMFC approved an amendment to NMFC’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock based on the following votes:

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
65,473,585	4,089,767	991,328	-

Item 9.01	Financial Statements and Exhibits.
d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION

Date: April 3, 2019	By:	/s/ Karrie J. Jerry
		Name:	Karrie J. Jerry
		Title:	Corporate Secretary